SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

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              Deutsche Enhanced Emerging Markets Fixed Income Fund


The following disclosure replaces similar disclosure contained in the "Derivatives" sub-heading of the "PRINCIPAL INVESTMENT STRATEGY" section of the summary prospectus, and the summary section and the "Fund Details" section of the fund's prospectus.


DERIVATIVES. Outside of the currency strategies, portfolio management generally may use futures contracts or options, which are types of derivatives (contracts whose value are based on, for example, indices, currencies or securities) as a hedge against anticipated changes in interest rates, fixed income markets or currency markets, for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes), or for non-hedging purposes to seek to enhance potential gains. In addition, portfolio management generally may use forward currency contracts (i) to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (ii) to facilitate transactions in foreign currency denominated securities; or (iii) for non-hedging purposes to seek to enhance potential gains.


The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

               Please Retain This Supplement for Future Reference


June 8, 2016
PROSTKR-649

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